Exhibit (p)
THRIVENT FINANCIAL FOR LUTHERANS
Powers of Attorney
KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officers and/or directors of THRIVENT FINANCIAL FOR LUTHERANS (the “Company”), a Wisconsin fraternal benefit society, do hereby constitute and appoint Paul R. Johnston, Tonia Nicole James Gilchrist, Jenna K. Jenson, James M. Odland and Kathleen M. Koelling, each or any of them, as his or her true and lawful attorney-in-fact and agent, with the full power of substitution and resubstitution to sign in his or her name, place and stead, any and all registration statements, and any amendments or supplements thereto, withdrawals thereof, reports, and any other form of application for exemptive relief, or documents to be filed with the Securities and Exchange Commission or with any other federal or state securities or insurance regulatory agency or authority, and to file the same, with all exhibits thereto and other documents, in connection with:
—	Thrivent Variable Annuity Account I (File No. 333-89488 – [VA2002 & VA2005]), (File No. 333-216125 – [AdvisorFlex VA]), (File No. 333-229611 [AdvisorFlex]); (File No. 333-237618 [Retirement Choice Variable Annuity]);
—	Thrivent Variable Annuity Account II (File No. 333-71853);
—	Thrivent Variable Annuity Account A (File No. 033-82054);
—	Thrivent Variable Annuity Account B (File No. 333-76154);
—	Thrivent Variable Annuity Account C (File No. 333-232464);
—	Thrivent Variable Life Account I (File No. 333-233397 – [Accumulation VUL]), (File No. 333-148578 – [Series 2008]), (File No. 333-103454 – [Series 2003]), (File No. 333-31011 - [Series 1997]);
—	Thrivent Variable Insurance Account A (File No. 333-76152);
—	Thrivent Variable Insurance Account B (File No. 333-232463);
—	Thrivent Variable Insurance Account C (File No. 333-232481);
granting unto such attorney-in-fact, full power and authority to do and perform each and every act and thing requisite and necessary to be done or incidental to the performance and execution of the power herein expressly granted, as fully to all intent and purpose as he or she might or could do in person in his or her capacity as a Director or officer of the Company, hereby ratifying and confirming all that such attorney-in-fact and agent, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
These Powers of Attorney hereby revoke any power of attorney previously given by the undersigned relating to the Company's Separate Accounts listed above, provided that this revocation shall not affect the exercise of such power prior to the date hereof. These Powers of Attorney shall not be affected by subsequent disability or incapacity of the Undersigned.
These Powers of Attorney may be signed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

Deborah M. Ackerman Director	N. Cornell Boggs III Director

Kenneth A. Carow Director	Bradford N. Creswell Director

Lynn Crump-Caine Director	Eric J. Draut Director

Kirk D. Farney Director	Mark A. Jeske Director

Kathryn V. Marinello Director	Nicole B. Pechet Director

/s/Angela S. Rieger
Bonnie E. Raquet Chair of the Board of Directors	Angela S. Rieger Director

Teresa J. Rasmussen President, Chief Executive Officer, Director	Jill B. Louis Director

Vibhu R. Sharma Executive Vice President, Chief Financial Officer and Treasurer (Principal Financial Officer)

Dated: February 10, 2022

THRIVENT FINANCIAL FOR LUTHERANS
Powers of Attorney
KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officers and/or directors of THRIVENT FINANCIAL FOR LUTHERANS (the “Company”), a Wisconsin fraternal benefit society, do hereby constitute and appoint Paul R. Johnston, Tonia Nicole James Gilchrist, Jenna K. Jenson, James M. Odland and Kathleen M. Koelling, each or any of them, as his or her true and lawful attorney-in-fact and agent, with the full power of substitution and resubstitution to sign in his or her name, place and stead, any and all registration statements, and any amendments or supplements thereto, withdrawals thereof, reports, and any other form of application for exemptive relief, or documents to be filed with the Securities and Exchange Commission or with any other federal or state securities or insurance regulatory agency or authority, and to file the same, with all exhibits thereto and other documents, in connection with:
—	Thrivent Variable Annuity Account I (File No. 333-89488 – [VA2002 & VA2005]), (File No. 333-216125 – [AdvisorFlex VA]), (File No. 333-229611 [AdvisorFlex]); (File No. 333-237618 [Retirement Choice Variable Annuity]);
—	Thrivent Variable Annuity Account II (File No. 333-71853);
—	Thrivent Variable Annuity Account A (File No. 033-82054);
—	Thrivent Variable Annuity Account B (File No. 333-76154);
—	Thrivent Variable Annuity Account C (File No. 333-232464);
—	Thrivent Variable Life Account I (File No. 333-233397 – [Accumulation VUL]), (File No. 333-148578 – [Series 2008]), (File No. 333-103454 – [Series 2003]), (File No. 333-31011 - [Series 1997]);
—	Thrivent Variable Insurance Account A (File No. 333-76152);
—	Thrivent Variable Insurance Account B (File No. 333-232463);
—	Thrivent Variable Insurance Account C (File No. 333-232481);
granting unto such attorney-in-fact, full power and authority to do and perform each and every act and thing requisite and necessary to be done or incidental to the performance and execution of the power herein expressly granted, as fully to all intent and purpose as he or she might or could do in person in his or her capacity as a Director or officer of the Company, hereby ratifying and confirming all that such attorney-in-fact and agent, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
These Powers of Attorney hereby revoke any power of attorney previously given by the undersigned relating to the Company's Separate Accounts listed above, provided that this revocation shall not affect the exercise of such power prior to the date hereof. These Powers of Attorney shall not be affected by subsequent disability or incapacity of the Undersigned.
These Powers of Attorney may be signed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

Deborah M. Ackerman Director	N. Cornell Boggs III Director

Kenneth A. Carow Director	Bradford N. Creswell Director

Lynn Crump-Caine Director	Eric J. Draut Director

Kirk D. Farney Director	Mark A. Jeske Director

Kathryn V. Marinello Director	Nicole B. Pechet Director

/s/Bonnie E. Raquet
Bonnie E. Raquet Chair of the Board of Directors	Angela S. Rieger Director

Teresa J. Rasmussen President, Chief Executive Officer, Director	Jill B. Louis Director

Vibhu R. Sharma Executive Vice President, Chief Financial Officer and Treasurer (Principal Financial Officer)

Dated: February 10, 2022

THRIVENT FINANCIAL FOR LUTHERANS
Powers of Attorney
KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officers and/or directors of THRIVENT FINANCIAL FOR LUTHERANS (the “Company”), a Wisconsin fraternal benefit society, do hereby constitute and appoint Paul R. Johnston, Tonia Nicole James Gilchrist, Jenna K. Jenson, James M. Odland and Kathleen M. Koelling, each or any of them, as his or her true and lawful attorney-in-fact and agent, with the full power of substitution and resubstitution to sign in his or her name, place and stead, any and all registration statements, and any amendments or supplements thereto, withdrawals thereof, reports, and any other form of application for exemptive relief, or documents to be filed with the Securities and Exchange Commission or with any other federal or state securities or insurance regulatory agency or authority, and to file the same, with all exhibits thereto and other documents, in connection with:
—	Thrivent Variable Annuity Account I (File No. 333-89488 – [VA2002 & VA2005]), (File No. 333-216125 – [AdvisorFlex VA]), (File No. 333-229611 [AdvisorFlex]); (File No. 333-237618 [Retirement Choice Variable Annuity]);
—	Thrivent Variable Annuity Account II (File No. 333-71853);
—	Thrivent Variable Annuity Account A (File No. 033-82054);
—	Thrivent Variable Annuity Account B (File No. 333-76154);
—	Thrivent Variable Annuity Account C (File No. 333-232464);
—	Thrivent Variable Life Account I (File No. 333-233397 – [Accumulation VUL]), (File No. 333-148578 – [Series 2008]), (File No. 333-103454 – [Series 2003]), (File No. 333-31011 - [Series 1997]);
—	Thrivent Variable Insurance Account A (File No. 333-76152);
—	Thrivent Variable Insurance Account B (File No. 333-232463);
—	Thrivent Variable Insurance Account C (File No. 333-232481);
granting unto such attorney-in-fact, full power and authority to do and perform each and every act and thing requisite and necessary to be done or incidental to the performance and execution of the power herein expressly granted, as fully to all intent and purpose as he or she might or could do in person in his or her capacity as a Director or officer of the Company, hereby ratifying and confirming all that such attorney-in-fact and agent, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
These Powers of Attorney hereby revoke any power of attorney previously given by the undersigned relating to the Company's Separate Accounts listed above, provided that this revocation shall not affect the exercise of such power prior to the date hereof. These Powers of Attorney shall not be affected by subsequent disability or incapacity of the Undersigned.
These Powers of Attorney may be signed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

Deborah M. Ackerman Director	N. Cornell Boggs III Director

/s/Bradford N. Creswell
Kenneth A. Carow Director	Bradford N. Creswell Director

Lynn Crump-Caine Director	Eric J. Draut Director

Kirk D. Farney Director	Mark A. Jeske Director

Kathryn V. Marinello Director	Nicole B. Pechet Director

Bonnie E. Raquet Chair of the Board of Directors	Angela S. Rieger Director

Teresa J. Rasmussen President, Chief Executive Officer, Director	Jill B. Louis Director

Vibhu R. Sharma Executive Vice President, Chief Financial Officer and Treasurer (Principal Financial Officer)

Dated: February 10, 2022

THRIVENT FINANCIAL FOR LUTHERANS
Powers of Attorney
KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officers and/or directors of THRIVENT FINANCIAL FOR LUTHERANS (the “Company”), a Wisconsin fraternal benefit society, do hereby constitute and appoint Paul R. Johnston, Tonia Nicole James Gilchrist, Jenna K. Jenson, James M. Odland and Kathleen M. Koelling, each or any of them, as his or her true and lawful attorney-in-fact and agent, with the full power of substitution and resubstitution to sign in his or her name, place and stead, any and all registration statements, and any amendments or supplements thereto, withdrawals thereof, reports, and any other form of application for exemptive relief, or documents to be filed with the Securities and Exchange Commission or with any other federal or state securities or insurance regulatory agency or authority, and to file the same, with all exhibits thereto and other documents, in connection with:
—	Thrivent Variable Annuity Account I (File No. 333-89488 – [VA2002 & VA2005]), (File No. 333-216125 – [AdvisorFlex VA]), (File No. 333-229611 [AdvisorFlex]); (File No. 333-237618 [Retirement Choice Variable Annuity]);
—	Thrivent Variable Annuity Account II (File No. 333-71853);
—	Thrivent Variable Annuity Account A (File No. 033-82054);
—	Thrivent Variable Annuity Account B (File No. 333-76154);
—	Thrivent Variable Annuity Account C (File No. 333-232464);
—	Thrivent Variable Life Account I (File No. 333-233397 – [Accumulation VUL]), (File No. 333-148578 – [Series 2008]), (File No. 333-103454 – [Series 2003]), (File No. 333-31011 - [Series 1997]);
—	Thrivent Variable Insurance Account A (File No. 333-76152);
—	Thrivent Variable Insurance Account B (File No. 333-232463);
—	Thrivent Variable Insurance Account C (File No. 333-232481);
granting unto such attorney-in-fact, full power and authority to do and perform each and every act and thing requisite and necessary to be done or incidental to the performance and execution of the power herein expressly granted, as fully to all intent and purpose as he or she might or could do in person in his or her capacity as a Director or officer of the Company, hereby ratifying and confirming all that such attorney-in-fact and agent, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
These Powers of Attorney hereby revoke any power of attorney previously given by the undersigned relating to the Company's Separate Accounts listed above, provided that this revocation shall not affect the exercise of such power prior to the date hereof. These Powers of Attorney shall not be affected by subsequent disability or incapacity of the Undersigned.
These Powers of Attorney may be signed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.
/s/Deborah M. Ackerman
Deborah M. Ackerman Director	N. Cornell Boggs III Director

Kenneth A. Carow Director	Bradford N. Creswell Director

Lynn Crump-Caine Director	Eric J. Draut Director

Kirk D. Farney Director	Mark A. Jeske Director

Kathryn V. Marinello Director	Nicole B. Pechet Director

Bonnie E. Raquet Chair of the Board of Directors	Angela S. Rieger Director

Teresa J. Rasmussen President, Chief Executive Officer, Director	Jill B. Louis Director

Vibhu R. Sharma Executive Vice President, Chief Financial Officer and Treasurer (Principal Financial Officer)

Dated: February 10, 2022

THRIVENT FINANCIAL FOR LUTHERANS
Powers of Attorney
KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officers and/or directors of THRIVENT FINANCIAL FOR LUTHERANS (the “Company”), a Wisconsin fraternal benefit society, do hereby constitute and appoint Paul R. Johnston, Tonia Nicole James Gilchrist, Jenna K. Jenson, James M. Odland and Kathleen M. Koelling, each or any of them, as his or her true and lawful attorney-in-fact and agent, with the full power of substitution and resubstitution to sign in his or her name, place and stead, any and all registration statements, and any amendments or supplements thereto, withdrawals thereof, reports, and any other form of application for exemptive relief, or documents to be filed with the Securities and Exchange Commission or with any other federal or state securities or insurance regulatory agency or authority, and to file the same, with all exhibits thereto and other documents, in connection with:
—	Thrivent Variable Annuity Account I (File No. 333-89488 – [VA2002 & VA2005]), (File No. 333-216125 – [AdvisorFlex VA]), (File No. 333-229611 [AdvisorFlex]); (File No. 333-237618 [Retirement Choice Variable Annuity]);
—	Thrivent Variable Annuity Account II (File No. 333-71853);
—	Thrivent Variable Annuity Account A (File No. 033-82054);
—	Thrivent Variable Annuity Account B (File No. 333-76154);
—	Thrivent Variable Annuity Account C (File No. 333-232464);
—	Thrivent Variable Life Account I (File No. 333-233397 – [Accumulation VUL]), (File No. 333-148578 – [Series 2008]), (File No. 333-103454 – [Series 2003]), (File No. 333-31011 - [Series 1997]);
—	Thrivent Variable Insurance Account A (File No. 333-76152);
—	Thrivent Variable Insurance Account B (File No. 333-232463);
—	Thrivent Variable Insurance Account C (File No. 333-232481);
granting unto such attorney-in-fact, full power and authority to do and perform each and every act and thing requisite and necessary to be done or incidental to the performance and execution of the power herein expressly granted, as fully to all intent and purpose as he or she might or could do in person in his or her capacity as a Director or officer of the Company, hereby ratifying and confirming all that such attorney-in-fact and agent, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
These Powers of Attorney hereby revoke any power of attorney previously given by the undersigned relating to the Company's Separate Accounts listed above, provided that this revocation shall not affect the exercise of such power prior to the date hereof. These Powers of Attorney shall not be affected by subsequent disability or incapacity of the Undersigned.
These Powers of Attorney may be signed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

Deborah M. Ackerman Director	N. Cornell Boggs III Director

Kenneth A. Carow Director	Bradford N. Creswell Director

/s/Eric J. Draut
Lynn Crump-Caine Director	Eric J. Draut Director

Kirk D. Farney Director	Mark A. Jeske Director

Kathryn V. Marinello Director	Nicole B. Pechet Director

Bonnie E. Raquet Chair of the Board of Directors	Angela S. Rieger Director

Teresa J. Rasmussen President, Chief Executive Officer, Director	Jill B. Louis Director

Vibhu R. Sharma Executive Vice President, Chief Financial Officer and Treasurer (Principal Financial Officer)

Dated: February 10, 2022

THRIVENT FINANCIAL FOR LUTHERANS
Powers of Attorney
KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officers and/or directors of THRIVENT FINANCIAL FOR LUTHERANS (the “Company”), a Wisconsin fraternal benefit society, do hereby constitute and appoint Paul R. Johnston, Tonia Nicole James Gilchrist, Jenna K. Jenson, James M. Odland and Kathleen M. Koelling, each or any of them, as his or her true and lawful attorney-in-fact and agent, with the full power of substitution and resubstitution to sign in his or her name, place and stead, any and all registration statements, and any amendments or supplements thereto, withdrawals thereof, reports, and any other form of application for exemptive relief, or documents to be filed with the Securities and Exchange Commission or with any other federal or state securities or insurance regulatory agency or authority, and to file the same, with all exhibits thereto and other documents, in connection with:
—	Thrivent Variable Annuity Account I (File No. 333-89488 – [VA2002 & VA2005]), (File No. 333-216125 – [AdvisorFlex VA]), (File No. 333-229611 [AdvisorFlex]); (File No. 333-237618 [Retirement Choice Variable Annuity]);
—	Thrivent Variable Annuity Account II (File No. 333-71853);
—	Thrivent Variable Annuity Account A (File No. 033-82054);
—	Thrivent Variable Annuity Account B (File No. 333-76154);
—	Thrivent Variable Annuity Account C (File No. 333-232464);
—	Thrivent Variable Life Account I (File No. 333-233397 – [Accumulation VUL]), (File No. 333-148578 – [Series 2008]), (File No. 333-103454 – [Series 2003]), (File No. 333-31011 - [Series 1997]);
—	Thrivent Variable Insurance Account A (File No. 333-76152);
—	Thrivent Variable Insurance Account B (File No. 333-232463);
—	Thrivent Variable Insurance Account C (File No. 333-232481);
granting unto such attorney-in-fact, full power and authority to do and perform each and every act and thing requisite and necessary to be done or incidental to the performance and execution of the power herein expressly granted, as fully to all intent and purpose as he or she might or could do in person in his or her capacity as a Director or officer of the Company, hereby ratifying and confirming all that such attorney-in-fact and agent, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
These Powers of Attorney hereby revoke any power of attorney previously given by the undersigned relating to the Company's Separate Accounts listed above, provided that this revocation shall not affect the exercise of such power prior to the date hereof. These Powers of Attorney shall not be affected by subsequent disability or incapacity of the Undersigned.
These Powers of Attorney may be signed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

Deborah M. Ackerman Director	N. Cornell Boggs III Director

Kenneth A. Carow Director	Bradford N. Creswell Director

Lynn Crump-Caine Director	Eric J. Draut Director

Kirk D. Farney Director	Mark A. Jeske Director

Kathryn V. Marinello Director	Nicole B. Pechet Director

Bonnie E. Raquet Chair of the Board of Directors	Angela S. Rieger Director

/s/Jill B. Louis
Teresa J. Rasmussen President, Chief Executive Officer, Director	Jill B. Louis Director

Vibhu R. Sharma Executive Vice President, Chief Financial Officer and Treasurer (Principal Financial Officer)

Dated: February 10, 2022

THRIVENT FINANCIAL FOR LUTHERANS
Powers of Attorney
KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officers and/or directors of THRIVENT FINANCIAL FOR LUTHERANS (the “Company”), a Wisconsin fraternal benefit society, do hereby constitute and appoint Paul R. Johnston, Tonia Nicole James Gilchrist, Jenna K. Jenson, James M. Odland and Kathleen M. Koelling, each or any of them, as his or her true and lawful attorney-in-fact and agent, with the full power of substitution and resubstitution to sign in his or her name, place and stead, any and all registration statements, and any amendments or supplements thereto, withdrawals thereof, reports, and any other form of application for exemptive relief, or documents to be filed with the Securities and Exchange Commission or with any other federal or state securities or insurance regulatory agency or authority, and to file the same, with all exhibits thereto and other documents, in connection with:
—	Thrivent Variable Annuity Account I (File No. 333-89488 – [VA2002 & VA2005]), (File No. 333-216125 – [AdvisorFlex VA]), (File No. 333-229611 [AdvisorFlex]); (File No. 333-237618 [Retirement Choice Variable Annuity]);
—	Thrivent Variable Annuity Account II (File No. 333-71853);
—	Thrivent Variable Annuity Account A (File No. 033-82054);
—	Thrivent Variable Annuity Account B (File No. 333-76154);
—	Thrivent Variable Annuity Account C (File No. 333-232464);
—	Thrivent Variable Life Account I (File No. 333-233397 – [Accumulation VUL]), (File No. 333-148578 – [Series 2008]), (File No. 333-103454 – [Series 2003]), (File No. 333-31011 - [Series 1997]);
—	Thrivent Variable Insurance Account A (File No. 333-76152);
—	Thrivent Variable Insurance Account B (File No. 333-232463);
—	Thrivent Variable Insurance Account C (File No. 333-232481);
granting unto such attorney-in-fact, full power and authority to do and perform each and every act and thing requisite and necessary to be done or incidental to the performance and execution of the power herein expressly granted, as fully to all intent and purpose as he or she might or could do in person in his or her capacity as a Director or officer of the Company, hereby ratifying and confirming all that such attorney-in-fact and agent, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
These Powers of Attorney hereby revoke any power of attorney previously given by the undersigned relating to the Company's Separate Accounts listed above, provided that this revocation shall not affect the exercise of such power prior to the date hereof. These Powers of Attorney shall not be affected by subsequent disability or incapacity of the Undersigned.
These Powers of Attorney may be signed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

Deborah M. Ackerman Director	N. Cornell Boggs III Director

Kenneth A. Carow Director	Bradford N. Creswell Director

Lynn Crump-Caine Director	Eric J. Draut Director

Kirk D. Farney Director	Mark A. Jeske Director

/s/Kathryn V. Marinello
Kathryn V. Marinello Director	Nicole B. Pechet Director

Bonnie E. Raquet Chair of the Board of Directors	Angela S. Rieger Director

Teresa J. Rasmussen President, Chief Executive Officer, Director	Jill B. Louis Director

Vibhu R. Sharma Executive Vice President, Chief Financial Officer and Treasurer (Principal Financial Officer)

Dated: February 10, 2022

THRIVENT FINANCIAL FOR LUTHERANS
Powers of Attorney
KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officers and/or directors of THRIVENT FINANCIAL FOR LUTHERANS (the “Company”), a Wisconsin fraternal benefit society, do hereby constitute and appoint Paul R. Johnston, Tonia Nicole James Gilchrist, Jenna K. Jenson, James M. Odland and Kathleen M. Koelling, each or any of them, as his or her true and lawful attorney-in-fact and agent, with the full power of substitution and resubstitution to sign in his or her name, place and stead, any and all registration statements, and any amendments or supplements thereto, withdrawals thereof, reports, and any other form of application for exemptive relief, or documents to be filed with the Securities and Exchange Commission or with any other federal or state securities or insurance regulatory agency or authority, and to file the same, with all exhibits thereto and other documents, in connection with:
—	Thrivent Variable Annuity Account I (File No. 333-89488 – [VA2002 & VA2005]), (File No. 333-216125 – [AdvisorFlex VA]), (File No. 333-229611 [AdvisorFlex]); (File No. 333-237618 [Retirement Choice Variable Annuity]);
—	Thrivent Variable Annuity Account II (File No. 333-71853);
—	Thrivent Variable Annuity Account A (File No. 033-82054);
—	Thrivent Variable Annuity Account B (File No. 333-76154);
—	Thrivent Variable Annuity Account C (File No. 333-232464);
—	Thrivent Variable Life Account I (File No. 333-233397 – [Accumulation VUL]), (File No. 333-148578 – [Series 2008]), (File No. 333-103454 – [Series 2003]), (File No. 333-31011 - [Series 1997]);
—	Thrivent Variable Insurance Account A (File No. 333-76152);
—	Thrivent Variable Insurance Account B (File No. 333-232463);
—	Thrivent Variable Insurance Account C (File No. 333-232481);
granting unto such attorney-in-fact, full power and authority to do and perform each and every act and thing requisite and necessary to be done or incidental to the performance and execution of the power herein expressly granted, as fully to all intent and purpose as he or she might or could do in person in his or her capacity as a Director or officer of the Company, hereby ratifying and confirming all that such attorney-in-fact and agent, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
These Powers of Attorney hereby revoke any power of attorney previously given by the undersigned relating to the Company's Separate Accounts listed above, provided that this revocation shall not affect the exercise of such power prior to the date hereof. These Powers of Attorney shall not be affected by subsequent disability or incapacity of the Undersigned.
These Powers of Attorney may be signed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

Deborah M. Ackerman Director	N. Cornell Boggs III Director

/s/Kenneth A. Carow
Kenneth A. Carow Director	Bradford N. Creswell Director

Lynn Crump-Caine Director	Eric J. Draut Director

Kirk D. Farney Director	Mark A. Jeske Director

Kathryn V. Marinello Director	Nicole B. Pechet Director

Bonnie E. Raquet Chair of the Board of Directors	Angela S. Rieger Director

Teresa J. Rasmussen President, Chief Executive Officer, Director	Jill B. Louis Director

Vibhu R. Sharma Executive Vice President, Chief Financial Officer and Treasurer (Principal Financial Officer)

Dated: February 10, 2022

THRIVENT FINANCIAL FOR LUTHERANS
Powers of Attorney
KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officers and/or directors of THRIVENT FINANCIAL FOR LUTHERANS (the “Company”), a Wisconsin fraternal benefit society, do hereby constitute and appoint Paul R. Johnston, Tonia Nicole James Gilchrist, Jenna K. Jenson, James M. Odland and Kathleen M. Koelling, each or any of them, as his or her true and lawful attorney-in-fact and agent, with the full power of substitution and resubstitution to sign in his or her name, place and stead, any and all registration statements, and any amendments or supplements thereto, withdrawals thereof, reports, and any other form of application for exemptive relief, or documents to be filed with the Securities and Exchange Commission or with any other federal or state securities or insurance regulatory agency or authority, and to file the same, with all exhibits thereto and other documents, in connection with:
—	Thrivent Variable Annuity Account I (File No. 333-89488 – [VA2002 & VA2005]), (File No. 333-216125 – [AdvisorFlex VA]), (File No. 333-229611 [AdvisorFlex]); (File No. 333-237618 [Retirement Choice Variable Annuity]);
—	Thrivent Variable Annuity Account II (File No. 333-71853);
—	Thrivent Variable Annuity Account A (File No. 033-82054);
—	Thrivent Variable Annuity Account B (File No. 333-76154);
—	Thrivent Variable Annuity Account C (File No. 333-232464);
—	Thrivent Variable Life Account I (File No. 333-233397 – [Accumulation VUL]), (File No. 333-148578 – [Series 2008]), (File No. 333-103454 – [Series 2003]), (File No. 333-31011 - [Series 1997]);
—	Thrivent Variable Insurance Account A (File No. 333-76152);
—	Thrivent Variable Insurance Account B (File No. 333-232463);
—	Thrivent Variable Insurance Account C (File No. 333-232481);
granting unto such attorney-in-fact, full power and authority to do and perform each and every act and thing requisite and necessary to be done or incidental to the performance and execution of the power herein expressly granted, as fully to all intent and purpose as he or she might or could do in person in his or her capacity as a Director or officer of the Company, hereby ratifying and confirming all that such attorney-in-fact and agent, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
These Powers of Attorney hereby revoke any power of attorney previously given by the undersigned relating to the Company's Separate Accounts listed above, provided that this revocation shall not affect the exercise of such power prior to the date hereof. These Powers of Attorney shall not be affected by subsequent disability or incapacity of the Undersigned.
These Powers of Attorney may be signed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

Deborah M. Ackerman Director	N. Cornell Boggs III Director

Kenneth A. Carow Director	Bradford N. Creswell Director

Lynn Crump-Caine Director	Eric J. Draut Director

/s/ Kirk D. Farney
Kirk D. Farney Director	Mark A. Jeske Director

Kathryn V. Marinello Director	Nicole B. Pechet Director

Bonnie E. Raquet Chair of the Board of Directors	Angela S. Rieger Director

Teresa J. Rasmussen President, Chief Executive Officer, Director	Jill B. Louis Director

Vibhu R. Sharma Executive Vice President, Chief Financial Officer and Treasurer (Principal Financial Officer)

Dated: February 10, 2022

EX (p)
THRIVENT FINANCIAL FOR LUTHERANS
Powers of Attorney
KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officers and/or directors of THRIVENT FINANCIAL FOR LUTHERANS (the “Company”), a Wisconsin fraternal benefit society, do hereby constitute and appoint Paul R. Johnston, Tonia Nicole James Gilchrist, Jenna K. Jenson, James M. Odland and Kathleen M. Koelling, each or any of them, as his or her true and lawful attorney-in-fact and agent, with the full power of substitution and resubstitution to sign in his or her name, place and stead, any and all registration statements, and any amendments or supplements thereto, withdrawals thereof, reports, and any other form of application for exemptive relief, or documents to be filed with the Securities and Exchange Commission or with any other federal or state securities or insurance regulatory agency or authority, and to file the same, with all exhibits thereto and other documents, in connection with:
—	Thrivent Variable Annuity Account I (File No. 333-89488 – [VA2002 & VA2005]), (File No. 333-216125 – [AdvisorFlex VA]), (File No. 333-229611 [AdvisorFlex]); (File No. 333-237618 [Retirement Choice Variable Annuity]);
—	Thrivent Variable Annuity Account II (File No. 333-71853);
—	Thrivent Variable Annuity Account A (File No. 033-82054);
—	Thrivent Variable Annuity Account B (File No. 333-76154);
—	Thrivent Variable Annuity Account C (File No. 333-232464);
—	Thrivent Variable Life Account I (File No. 333-233397 – [Accumulation VUL]), (File No. 333-148578 – [Series 2008]), (File No. 333-103454 – [Series 2003]), (File No. 333-31011 - [Series 1997]);
—	Thrivent Variable Insurance Account A (File No. 333-76152);
—	Thrivent Variable Insurance Account B (File No. 333-232463);
—	Thrivent Variable Insurance Account C (File No. 333-232481);
granting unto such attorney-in-fact, full power and authority to do and perform each and every act and thing requisite and necessary to be done or incidental to the performance and execution of the power herein expressly granted, as fully to all intent and purpose as he or she might or could do in person in his or her capacity as a Director or officer of the Company, hereby ratifying and confirming all that such attorney-in-fact and agent, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
These Powers of Attorney hereby revoke any power of attorney previously given by the undersigned relating to the Company's Separate Accounts listed above, provided that this revocation shall not affect the exercise of such power prior to the date hereof. These Powers of Attorney shall not be affected by subsequent disability or incapacity of the Undersigned.
These Powers of Attorney may be signed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

Deborah M. Ackerman Director	N. Cornell Boggs III Director

Kenneth A. Carow Director	Bradford N. Creswell Director

/s/ Lynn Crump-Caine
Lynn Crump-Caine Director	Eric J. Draut Director

Kirk D. Farney Director	Mark A. Jeske Director

Kathryn V. Marinello Director	Nicole B. Pechet Director

Bonnie E. Raquet Chair of the Board of Directors	Angela S. Rieger Director

Teresa J. Rasmussen President, Chief Executive Officer, Director	Jill B. Louis Director

Vibhu R. Sharma Executive Vice President, Chief Financial Officer and Treasurer (Principal Financial Officer)

Dated: February 10, 2022

THRIVENT FINANCIAL FOR LUTHERANS
Powers of Attorney
KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officers and/or directors of THRIVENT FINANCIAL FOR LUTHERANS (the “Company”), a Wisconsin fraternal benefit society, do hereby constitute and appoint Paul R. Johnston, Tonia Nicole James Gilchrist, Jenna K. Jenson, James M. Odland and Kathleen M. Koelling, each or any of them, as his or her true and lawful attorney-in-fact and agent, with the full power of substitution and resubstitution to sign in his or her name, place and stead, any and all registration statements, and any amendments or supplements thereto, withdrawals thereof, reports, and any other form of application for exemptive relief, or documents to be filed with the Securities and Exchange Commission or with any other federal or state securities or insurance regulatory agency or authority, and to file the same, with all exhibits thereto and other documents, in connection with:
—	Thrivent Variable Annuity Account I (File No. 333-89488 – [VA2002 & VA2005]), (File No. 333-216125 – [AdvisorFlex VA]), (File No. 333-229611 [AdvisorFlex]); (File No. 333-237618 [Retirement Choice Variable Annuity]);
—	Thrivent Variable Annuity Account II (File No. 333-71853);
—	Thrivent Variable Annuity Account A (File No. 033-82054);
—	Thrivent Variable Annuity Account B (File No. 333-76154);
—	Thrivent Variable Annuity Account C (File No. 333-232464);
—	Thrivent Variable Life Account I (File No. 333-233397 – [Accumulation VUL]), (File No. 333-148578 – [Series 2008]), (File No. 333-103454 – [Series 2003]), (File No. 333-31011 - [Series 1997]);
—	Thrivent Variable Insurance Account A (File No. 333-76152);
—	Thrivent Variable Insurance Account B (File No. 333-232463);
—	Thrivent Variable Insurance Account C (File No. 333-232481);
granting unto such attorney-in-fact, full power and authority to do and perform each and every act and thing requisite and necessary to be done or incidental to the performance and execution of the power herein expressly granted, as fully to all intent and purpose as he or she might or could do in person in his or her capacity as a Director or officer of the Company, hereby ratifying and confirming all that such attorney-in-fact and agent, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
These Powers of Attorney hereby revoke any power of attorney previously given by the undersigned relating to the Company's Separate Accounts listed above, provided that this revocation shall not affect the exercise of such power prior to the date hereof. These Powers of Attorney shall not be affected by subsequent disability or incapacity of the Undersigned.
These Powers of Attorney may be signed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

Deborah M. Ackerman Director	N. Cornell Boggs III Director

Kenneth A. Carow Director	Bradford N. Creswell Director

Lynn Crump-Caine Director	Eric J. Draut Director

/s/Mark A. Jeske
Kirk D. Farney Director	Mark A. Jeske Director

Kathryn V. Marinello Director	Nicole B. Pechet Director

Bonnie E. Raquet Chair of the Board of Directors	Angela S. Rieger Director

Teresa J. Rasmussen President, Chief Executive Officer, Director	Jill B. Louis Director

Vibhu R. Sharma Executive Vice President, Chief Financial Officer and Treasurer (Principal Financial Officer)

Dated: February 10, 2022

THRIVENT FINANCIAL FOR LUTHERANS
Powers of Attorney
KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officers and/or directors of THRIVENT FINANCIAL FOR LUTHERANS (the “Company”), a Wisconsin fraternal benefit society, do hereby constitute and appoint Paul R. Johnston, Tonia Nicole James Gilchrist, Jenna K. Jenson, James M. Odland and Kathleen M. Koelling, each or any of them, as his or her true and lawful attorney-in-fact and agent, with the full power of substitution and resubstitution to sign in his or her name, place and stead, any and all registration statements, and any amendments or supplements thereto, withdrawals thereof, reports, and any other form of application for exemptive relief, or documents to be filed with the Securities and Exchange Commission or with any other federal or state securities or insurance regulatory agency or authority, and to file the same, with all exhibits thereto and other documents, in connection with:
—	Thrivent Variable Annuity Account I (File No. 333-89488 – [VA2002 & VA2005]), (File No. 333-216125 – [AdvisorFlex VA]), (File No. 333-229611 [AdvisorFlex]); (File No. 333-237618 [Retirement Choice Variable Annuity]);
—	Thrivent Variable Annuity Account II (File No. 333-71853);
—	Thrivent Variable Annuity Account A (File No. 033-82054);
—	Thrivent Variable Annuity Account B (File No. 333-76154);
—	Thrivent Variable Annuity Account C (File No. 333-232464);
—	Thrivent Variable Life Account I (File No. 333-233397 – [Accumulation VUL]), (File No. 333-148578 – [Series 2008]), (File No. 333-103454 – [Series 2003]), (File No. 333-31011 - [Series 1997]);
—	Thrivent Variable Insurance Account A (File No. 333-76152);
—	Thrivent Variable Insurance Account B (File No. 333-232463);
—	Thrivent Variable Insurance Account C (File No. 333-232481);
granting unto such attorney-in-fact, full power and authority to do and perform each and every act and thing requisite and necessary to be done or incidental to the performance and execution of the power herein expressly granted, as fully to all intent and purpose as he or she might or could do in person in his or her capacity as a Director or officer of the Company, hereby ratifying and confirming all that such attorney-in-fact and agent, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
These Powers of Attorney hereby revoke any power of attorney previously given by the undersigned relating to the Company's Separate Accounts listed above, provided that this revocation shall not affect the exercise of such power prior to the date hereof. These Powers of Attorney shall not be affected by subsequent disability or incapacity of the Undersigned.
These Powers of Attorney may be signed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.
/s/N. Cornell Boggs III
Deborah M. Ackerman Director	N. Cornell Boggs III Director

Kenneth A. Carow Director	Bradford N. Creswell Director

Lynn Crump-Caine Director	Eric J. Draut Director

Kirk D. Farney Director	Mark A. Jeske Director

Kathryn V. Marinello Director	Nicole B. Pechet Director

Bonnie E. Raquet Chair of the Board of Directors	Angela S. Rieger Director

Teresa J. Rasmussen President, Chief Executive Officer, Director	Jill B. Louis Director

Vibhu R. Sharma Executive Vice President, Chief Financial Officer and Treasurer (Principal Financial Officer)

Dated: February 10, 2022

THRIVENT FINANCIAL FOR LUTHERANS
Powers of Attorney
KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officers and/or directors of THRIVENT FINANCIAL FOR LUTHERANS (the “Company”), a Wisconsin fraternal benefit society, do hereby constitute and appoint Paul R. Johnston, Tonia Nicole James Gilchrist, Jenna K. Jenson, James M. Odland and Kathleen M. Koelling, each or any of them, as his or her true and lawful attorney-in-fact and agent, with the full power of substitution and resubstitution to sign in his or her name, place and stead, any and all registration statements, and any amendments or supplements thereto, withdrawals thereof, reports, and any other form of application for exemptive relief, or documents to be filed with the Securities and Exchange Commission or with any other federal or state securities or insurance regulatory agency or authority, and to file the same, with all exhibits thereto and other documents, in connection with:
—	Thrivent Variable Annuity Account I (File No. 333-89488 – [VA2002 & VA2005]), (File No. 333-216125 – [AdvisorFlex VA]), (File No. 333-229611 [AdvisorFlex]); (File No. 333-237618 [Retirement Choice Variable Annuity]);
—	Thrivent Variable Annuity Account II (File No. 333-71853);
—	Thrivent Variable Annuity Account A (File No. 033-82054);
—	Thrivent Variable Annuity Account B (File No. 333-76154);
—	Thrivent Variable Annuity Account C (File No. 333-232464);
—	Thrivent Variable Life Account I (File No. 333-233397 – [Accumulation VUL]), (File No. 333-148578 – [Series 2008]), (File No. 333-103454 – [Series 2003]), (File No. 333-31011 - [Series 1997]);
—	Thrivent Variable Insurance Account A (File No. 333-76152);
—	Thrivent Variable Insurance Account B (File No. 333-232463);
—	Thrivent Variable Insurance Account C (File No. 333-232481);
granting unto such attorney-in-fact, full power and authority to do and perform each and every act and thing requisite and necessary to be done or incidental to the performance and execution of the power herein expressly granted, as fully to all intent and purpose as he or she might or could do in person in his or her capacity as a Director or officer of the Company, hereby ratifying and confirming all that such attorney-in-fact and agent, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
These Powers of Attorney hereby revoke any power of attorney previously given by the undersigned relating to the Company's Separate Accounts listed above, provided that this revocation shall not affect the exercise of such power prior to the date hereof. These Powers of Attorney shall not be affected by subsequent disability or incapacity of the Undersigned.
These Powers of Attorney may be signed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

Deborah M. Ackerman Director	N. Cornell Boggs III Director

Kenneth A. Carow Director	Bradford N. Creswell Director

Lynn Crump-Caine Director	Eric J. Draut Director

Kirk D. Farney Director	Mark A. Jeske Director

/s/Nicole B. Pechet
Kathryn V. Marinello Director	Nicole B. Pechet Director

Bonnie E. Raquet Chair of the Board of Directors	Angela S. Rieger Director

Teresa J. Rasmussen President, Chief Executive Officer, Director	Jill B. Louis Director

Vibhu R. Sharma Executive Vice President, Chief Financial Officer and Treasurer (Principal Financial Officer)

Dated: February 10, 2022

THRIVENT FINANCIAL FOR LUTHERANS
Powers of Attorney
KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officers and/or directors of THRIVENT FINANCIAL FOR LUTHERANS (the “Company”), a Wisconsin fraternal benefit society, do hereby constitute and appoint Paul R. Johnston, Tonia Nicole James Gilchrist, Jenna K. Jenson, James M. Odland and Kathleen M. Koelling, each or any of them, as his or her true and lawful attorney-in-fact and agent, with the full power of substitution and resubstitution to sign in his or her name, place and stead, any and all registration statements, and any amendments or supplements thereto, withdrawals thereof, reports, and any other form of application for exemptive relief, or documents to be filed with the Securities and Exchange Commission or with any other federal or state securities or insurance regulatory agency or authority, and to file the same, with all exhibits thereto and other documents, in connection with:
—	Thrivent Variable Annuity Account I (File No. 333-89488 – [VA2002 & VA2005]), (File No. 333-216125 – [AdvisorFlex VA]), (File No. 333-229611 [AdvisorFlex]); (File No. 333-237618 [Retirement Choice Variable Annuity]);
—	Thrivent Variable Annuity Account II (File No. 333-71853);
—	Thrivent Variable Annuity Account A (File No. 033-82054);
—	Thrivent Variable Annuity Account B (File No. 333-76154);
—	Thrivent Variable Annuity Account C (File No. 333-232464);
—	Thrivent Variable Life Account I (File No. 333-233397 – [Accumulation VUL]), (File No. 333-148578 – [Series 2008]), (File No. 333-103454 – [Series 2003]), (File No. 333-31011 - [Series 1997]);
—	Thrivent Variable Insurance Account A (File No. 333-76152);
—	Thrivent Variable Insurance Account B (File No. 333-232463);
—	Thrivent Variable Insurance Account C (File No. 333-232481);
granting unto such attorney-in-fact, full power and authority to do and perform each and every act and thing requisite and necessary to be done or incidental to the performance and execution of the power herein expressly granted, as fully to all intent and purpose as he or she might or could do in person in his or her capacity as a Director or officer of the Company, hereby ratifying and confirming all that such attorney-in-fact and agent, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
These Powers of Attorney hereby revoke any power of attorney previously given by the undersigned relating to the Company's Separate Accounts listed above, provided that this revocation shall not affect the exercise of such power prior to the date hereof. These Powers of Attorney shall not be affected by subsequent disability or incapacity of the Undersigned.
These Powers of Attorney may be signed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

Deborah M. Ackerman Director	N. Cornell Boggs III Director

Kenneth A. Carow Director	Bradford N. Creswell Director

Lynn Crump-Caine Director	Eric J. Draut Director

Kirk D. Farney Director	Mark A. Jeske Director

Kathryn V. Marinello Director	Nicole B. Pechet Director

Bonnie E. Raquet Chair of the Board of Directors	Angela S. Rieger Director

/s/Teresa J. Rasmussen
Teresa J. Rasmussen President, Chief Executive Officer, Director	Jill B. Louis Director

Vibhu R. Sharma Executive Vice President, Chief Financial Officer and Treasurer (Principal Financial Officer)

Dated: February 10, 2022

THRIVENT FINANCIAL FOR LUTHERANS
Powers of Attorney
KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officers and/or directors of THRIVENT FINANCIAL FOR LUTHERANS (the “Company”), a Wisconsin fraternal benefit society, do hereby constitute and appoint Paul R. Johnston, Tonia Nicole James Gilchrist, Jenna K. Jenson, James M. Odland and Kathleen M. Koelling, each or any of them, as his or her true and lawful attorney-in-fact and agent, with the full power of substitution and resubstitution to sign in his or her name, place and stead, any and all registration statements, and any amendments or supplements thereto, withdrawals thereof, reports, and any other form of application for exemptive relief, or documents to be filed with the Securities and Exchange Commission or with any other federal or state securities or insurance regulatory agency or authority, and to file the same, with all exhibits thereto and other documents, in connection with:
—	Thrivent Variable Annuity Account I (File No. 333-89488 – [VA2002 & VA2005]), (File No. 333-216125 – [AdvisorFlex VA]), (File No. 333-229611 [AdvisorFlex]); (File No. 333-237618 [Retirement Choice Variable Annuity]);
—	Thrivent Variable Annuity Account II (File No. 333-71853);
—	Thrivent Variable Annuity Account A (File No. 033-82054);
—	Thrivent Variable Annuity Account B (File No. 333-76154);
—	Thrivent Variable Annuity Account C (File No. 333-232464);
—	Thrivent Variable Life Account I (File No. 333-233397 – [Accumulation VUL]), (File No. 333-148578 – [Series 2008]), (File No. 333-103454 – [Series 2003]), (File No. 333-31011 - [Series 1997]);
—	Thrivent Variable Insurance Account A (File No. 333-76152);
—	Thrivent Variable Insurance Account B (File No. 333-232463);
—	Thrivent Variable Insurance Account C (File No. 333-232481);
granting unto such attorney-in-fact, full power and authority to do and perform each and every act and thing requisite and necessary to be done or incidental to the performance and execution of the power herein expressly granted, as fully to all intent and purpose as he or she might or could do in person in his or her capacity as a Director or officer of the Company, hereby ratifying and confirming all that such attorney-in-fact and agent, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
These Powers of Attorney hereby revoke any power of attorney previously given by the undersigned relating to the Company's Separate Accounts listed above, provided that this revocation shall not affect the exercise of such power prior to the date hereof. These Powers of Attorney shall not be affected by subsequent disability or incapacity of the Undersigned.
These Powers of Attorney may be signed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

Deborah M. Ackerman Director	N. Cornell Boggs III Director

Kenneth A. Carow Director	Bradford N. Creswell Director

Lynn Crump-Caine Director	Eric J. Draut Director

Kirk D. Farney Director	Mark A. Jeske Director

Kathryn V. Marinello Director	Nicole B. Pechet Director

Bonnie E. Raquet Chair of the Board of Directors	Angela S. Rieger Director

Teresa J. Rasmussen President, Chief Executive Officer, Director	Jill B. Louis Director

/s/Vibhu R. Sharma
Vibhu R. Sharma Executive Vice President, Chief Financial Officer and Treasurer (Principal Financial Officer)

Dated: March 25, 2022

THRIVENT FINANCIAL FOR LUTHERANS
Powers of Attorney
KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officers and/or directors of THRIVENT FINANCIAL FOR LUTHERANS (the “Company”), a Wisconsin fraternal benefit society, do hereby constitute and appoint Paul R. Johnston, Tonia Nicole James Gilchrist, Jenna K. Jenson, James M. Odland and Kathleen M. Koelling, each or any of them, as his or her true and lawful attorney-in-fact and agent, with the full power of substitution and resubstitution to sign in his or her name, place and stead, any and all registration statements, and any amendments or supplements thereto, withdrawals thereof, reports, and any other form of application for exemptive relief, or documents to be filed with the Securities and Exchange Commission or with any other federal or state securities or insurance regulatory agency or authority, and to file the same, with all exhibits thereto and other documents, in connection with:
—	Thrivent Variable Annuity Account I (File No. 333-89488 – [VA2002 & VA2005]), (File No. 333-216125 – [AdvisorFlex VA]), (File No. 333-229611 [AdvisorFlex]); (File No. 333-237618 [Retirement Choice Variable Annuity]);
—	Thrivent Variable Annuity Account II (File No. 333-71853);
—	Thrivent Variable Annuity Account A (File No. 033-82054);
—	Thrivent Variable Annuity Account B (File No. 333-76154);
—	Thrivent Variable Annuity Account C (File No. 333-232464);
—	Thrivent Variable Life Account I (File No. 333-233397 – [Accumulation VUL]), (File No. 333-148578 – [Series 2008]), (File No. 333-103454 – [Series 2003]), (File No. 333-31011 - [Series 1997]);
—	Thrivent Variable Insurance Account A (File No. 333-76152);
—	Thrivent Variable Insurance Account B (File No. 333-232463);
—	Thrivent Variable Insurance Account C (File No. 333-232481);
granting unto such attorney-in-fact, full power and authority to do and perform each and every act and thing requisite and necessary to be done or incidental to the performance and execution of the power herein expressly granted, as fully to all intent and purpose as he or she might or could do in person in his or her capacity as a Director or officer of the Company, hereby ratifying and confirming all that such attorney-in-fact and agent, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
These Powers of Attorney hereby revoke any power of attorney previously given by the undersigned relating to the Company's Separate Accounts listed above, provided that this revocation shall not affect the exercise of such power prior to the date hereof. These Powers of Attorney shall not be affected by subsequent disability or incapacity of the Undersigned.
These Powers of Attorney may be signed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

Deborah M. Ackerman Director	N. Cornell Boggs III Director

Kenneth A. Carow Director	Bradford N. Creswell Director

Lynn Crump-Caine Director	Eric J. Draut Director

Kirk D. Farney Director	Mark A. Jeske Director

Kathryn V. Marinello Director	Nicole B. Pechet Director

Bonnie E. Raquet Chair of the Board of Directors	Angela S. Rieger Director

Teresa J. Rasmussen President, Chief Executive Officer, Director	Jill B. Louis Director

/s/Mary Jane Fortin
Mary Jane Fortin Executive Vice President, Chief Commercial Officer

Dated: April 11, 2022